UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                    FORM 8-K

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                 -------------------------------------------------

          Date of Report (Date of earliest event reported): January 7, 1998

                                   SAWTEK INC.
             (Exact name of registrant as specified in its charter)

                                     Florida
                          (State or other jurisdiction
                                of incorporation)

                                     000-28276
                              (Commission File No.)

                                     59-1864440
                        (IRS Employer Identification No.)

                             1818 South Highway 441
                              Apopka, Florida 32703
                    (Address of principal executive offices)

                                  (407) 886-8860
              (Registrant's telephone number, including area code)


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Item 5.           Other Events.

                  Sawtek Inc. announced today that Microsensor Systems, Inc. has entered into a letter of intent to merge into Sawtek. The contemplated merger is proposed as an exchange of common stock to be accounted for as a pooling-of-interests and is subject to entering into a definitive agreement and satisfaction of customary closing conditions. The amount of Sawtek shares to be exchanged is less than one percent (1%) of the total outstanding.

Item 7.           Financial Statements and Exhibits

Exhibit 99.1      Sawtek Inc. Press Release dated January 7, 1998



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SAWTEK INC.



                                   By:      /s/ Raymond A. Link
                                            Vice President Finance and
                                            Chief Financial Officer



January 7, 1998
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